Exhibit 10.31

STOCK REPURCHASE AGREEMENT

THIS STOCK REPURCHASE AGREEMENT (this “Agreement”) is made as of the 30th day of July, 2010, by and among HomeAway, Inc., a Delaware corporation (the “Company”), and each of the other persons listed on Exhibit A attached hereto (each of whom is referred to herein as a “Seller” and who are collectively referred to herein as the “Sellers”).

WHEREAS, the Board of Directors (the “Board”) and the stockholders of the Company have approved a program pursuant to which the Company will make quarterly payments to certain of its stockholders (i) in satisfaction of accrued but unpaid dividends on the outstanding shares of Series C Preferred Stock of the Company and (ii) to repurchase shares of the outstanding shares of the Series A Preferred Stock of the Company (the “Series A Preferred Stock”) and the Series B Preferred Stock of the Company (the “Series B Preferred Stock”) (the “Repurchase”); and

WHEREAS, subject to the approval of the Board each quarter, the Company intends to effect the Repurchase by making one or more quarterly payments to the Sellers, and the Sellers have agreed to surrender to the Company the certificate or certificates representing the Seller Shares (as defined below) for cancellation by the Company once such Sellers have received an aggregate consideration amount equal to the Per Share Purchase Price (as defined below) for the Seller Shares.

NOW, THEREFORE, in consideration of the promises, covenants, and conditions set forth herein, the parties hereto agree as follows:

1. Purchase and Sale of Stock.

1.1 Sale of Shares. Subject to the terms and conditions of this Agreement, each Seller agrees, severally and not jointly, to sell to the Company at the Repurchase Closing (as defined below) (i) that number of shares of Series A Preferred Stock set forth opposite such Seller’s name on Exhibit A attached hereto under the heading “Number of Series A Shares Repurchased” (the “Seller Series A Shares”) at a price per share of $1.40 (such share number and price per share as equitably adjusted for stock splits, stock dividends, combinations, recapitalizations and the like after the date of this Agreement), plus an additional amount equal to any dividends declared or accrued but unpaid on each such share (as adjusted for stock splits, stock dividends, combinations, recapitalizations and the like after the date of this Agreement) (the “Per Series A Share Purchase Price”) and (ii) that number of shares of Series B Preferred Stock set forth opposite such Seller’s name on Exhibit A attached hereto under the heading “Number of Series B Shares Repurchased” (the “Seller Series B Shares,” and together with the Seller Series A Shares, the “Seller Shares”) at a price per share of $2.00 (such share number and price per share as equitably adjusted for stock splits, stock dividends, combinations, recapitalizations and the like after the date of this Agreement), plus an additional amount equal to any dividends declared or accrued but unpaid on each such share (as adjusted for stock splits, stock dividends, combinations, recapitalizations and the like after the date of this Agreement) (the “Per Series B Share Purchase Price,” and each of the “Per Series A Share Purchase Price”

and “Per Series B Share Purchase Price,” sometimes referred to herein as a “Per Share Purchase Price”). The aggregate consideration payable to each Seller at the Repurchase Closing is set forth on Exhibit A and shall be referred to as the “Aggregate Repurchase Price”.

1.2 Repurchase Closing. Unless the Board determines otherwise, the purchase and sale of the Seller Shares by the Sellers shall take place at the offices of Wilson Sonsini Goodrich & Rosati, Professional Corporation, 900 S. Capital of Texas Highway N., Las Cimas IV, Fifth Floor, Austin, Texas 78746-5546 at 10:00 A.M. (local time), on July 30, 2010, or at such other times and places as the Company shall determine in its sole discretion (which times and places are each designated as a “Repurchase Closing”). At the applicable Repurchase Closing:

(a) Each Seller shall surrender to the Company stock certificate(s) representing the Seller Shares, duly endorsed to the Company and accompanied by a duly executed assignment separate from certificate in the form provided by the Company; and

(b) Subject to the terms and conditions of this Agreement, the Company shall pay to each Seller the Aggregate Repurchase Price to be paid to such Seller as set forth on Exhibit A, less any applicable withholding, by check, wire transfer or any combination thereof.

2. Representations and Warranties of the Sellers. Each Seller, severally and not jointly, hereby represents and warrants to the Company that:

2.1 Ownership of Shares. Such Seller owns all right, title and interest (legal and beneficial) in and to all of the Seller Shares free and clear of all liens, including, but not limited to, any lien, pledge, claim, security interest, encumbrance, mortgage, assessment, charge, restriction or limitation of any kind, whether arising by agreement, operation of law or otherwise, except for those imposed by applicable federal and state securities laws or imposed by Agreement between Seller and the Company. Such Seller has the full power and authority to sell, transfer, convey, assign and deliver to the Company the Seller Shares, and upon delivery and payment for such Seller Shares at the Repurchase Closing, the Company shall acquire valid and unencumbered title to such Seller Shares.

2.2 Enforceability. This Agreement constitutes the valid and legally binding obligation of such Seller, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws of general application affecting enforcement of creditors’ rights generally and (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

2.3 Governmental Consents. To such Seller’s knowledge, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any foreign, federal, state or local governmental authority on the part of such Seller is required in connection with the consummation of the transactions contemplated by this Agreement.

2.4 Compliance with Other Instruments. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby will not result in a material violation of, or default under, any instrument, judgment, order, writ, decree or contract known to such Seller, or an event that results in the creation of any lien, charge or encumbrance upon the Seller Shares. Such Seller has received as of the Repurchase Closing all consents or waivers necessary to transfer the Seller Shares to the Company and such transfer is not subject to any right of notice, first refusal, preemptive, tag-along or drag-along right or other comparable obligations or restrictions.

2.5 Litigation. There is no action, suit, proceeding or investigation pending or, to such Seller’s knowledge, currently threatened that questions the validity of this Agreement, or the right of such Seller to enter into this Agreement or to consummate the transaction contemplated hereby.

2.6 Receipt of Information. Such Seller believes he has received all the information he considers necessary or appropriate for deciding whether to enter into this Agreement and perform the obligations set forth herein. Such Seller hereby represents that he has had an opportunity to ask questions and receive answers from the Company regarding the business, properties, prospects and financial condition of the Company, including, without limitation, any strategic transaction, public securities offering, private financing transaction (whether debt or equity), merger, consolidation, recapitalization, reclassification, reorganization, change of control transaction, sale of assets or securities, liquidation or similar transaction which have been, are being or may be contemplated by the Company. Such Seller hereby acknowledges that any future sale or purchase of shares of the Company’s capital stock could be at a premium or a discount relative to the Per Share Purchase Price being paid to such Seller with respect to such shares, and that such sale or purchase could occur at any time or not at all.

2.7 Acknowledgement of Tax Disclosure. Such Seller acknowledges that the Company has advised him that there may be adverse tax consequences to such Seller in consummating the sale of Seller Shares. Seller also acknowledges that Company has advised Seller that (a) such tax consequences will vary with Seller’s own personal circumstances, applicable state tax laws and, in some cases, local tax laws and (b) Seller should consult with his own tax advisor regarding all tax consequences relating to the sale of Seller Shares under this Agreement.

3. Representations and Warranties of the Company. The Company hereby represents and warrants that:

3.1 Authorization. The execution and delivery of this Agreement, the performance of all obligations of the Company hereunder, and the purchase of the Seller Shares by the Company hereunder, have been duly authorized. This Agreement constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws of general application affecting enforcement of creditors’ rights generally and (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

3.2 Compliance with Other Instruments. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby will not result in a material violation of, or default under, the Amended and Restated Certificate of Incorporation or Bylaws of the Company (each as amended to date) or any instrument, judgment, order, writ, decree or material contract known to the Company to which the assets of the Company are subject.

4. Conditions to Repurchase Closings.

4.1 Conditions of Company’s Obligations at the Repurchase Closing. The obligations of the Company under Section 1.1 and 1.2 of this Agreement are subject to the fulfillment on or before the applicable Repurchase Closing of each of the following conditions:

(a) Representations and Warranties. The representations and warranties of each Seller contained in Section 2 shall be true on and as of the applicable Repurchase Closing with the same effect as though such representations and warranties had been made on and as of such Repurchase Closing.

(b) Performance. Each Seller shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by such Seller on or before the applicable Repurchase Closing.

(c) Qualifications. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful purchase of the Seller Shares pursuant to this Agreement shall be duly obtained and effective as of the applicable Repurchase Closing.

(d) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the applicable Repurchase Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Company, and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

(e) Board Approval. The Board shall have, for each payment, confirmed that the Company has sufficient cash available to effect the Repurchase and shall have approved the Repurchase Closing.

4.2 Conditions of Each Seller’s Obligations at the Repurchase Closing. The obligations of each Seller to the Company under this Agreement are subject to the fulfillment on or before the applicable Repurchase Closing of each of the following conditions by the Company:

(a) Representations and Warranties. The representations and warranties of the Company contained in Section 3 shall be true on and as of the applicable Repurchase Closing with the same effect as though such representations and warranties had been made on and as of such Repurchase Closing.

(b) Payment of Aggregate Repurchase Price; Performance. The Company shall have delivered the applicable Aggregate Repurchase Price to be paid to such Seller, less any applicable withholding, and the Company shall have performed and complied in all material respects with all other agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by the Company on or before the applicable Repurchase Closing.

(c) Qualifications. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful purchase of the Seller Shares pursuant to this Agreement shall be duly obtained and effective as of the applicable Repurchase Closing.

5. Indemnity. Each Seller hereby agrees that such Seller shall, severally and not jointly, indemnify and hold harmless the Company, its affiliates, subsidiaries (direct and indirect), directors, officers, employees, agents lenders (and agents related thereto) and representatives (each, an “Indemnified Party”) against any losses, claims, damages or liabilities to which an Indemnified Party may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any breach of the representations, warranties, covenants and agreements made by such Seller in connection with this Agreement.

6. Miscellaneous.

6.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

6.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware.

6.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

6.5 Finder’s Fee. Each party represents that it neither is nor will be obligated for any finders’ fee or commission in connection with this transaction. Each party also represents that it has not entered into any agreements for which such party would be liable for finders’ fees or commissions in connection with this transaction or any other contemplated transaction. Each party agrees to indemnify and hold harmless the other parties from any liability for any commission or compensation in the nature of a finders’ fee (and the costs and expenses of defending against such liability or asserted liability) for which such party or any of its directors, stockholders, employees or representatives is responsible.

6.6 Amendment and Waivers. Any term of this Agreement may be amended only with the written consent of the Company and the Sellers. The observance of any term of this Agreement may be waived by the Company or any Seller (either generally or in a particular instance and either retroactively or prospectively) only if such waiver is in writing and signed by the party to be bound thereby.

6.7 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

6.8 Survival of Representations and Warranties. The representations, warranties and covenants made by each Seller shall survive the applicable Repurchase Closing. The representations and warranties made by each Seller herein shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Company.

6.9 Entire Agreement. This Agreement (including its Exhibits) constitutes the entire agreement and understanding among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings related to such subject matter.

6.10 Expenses. Irrespective of whether the Repurchase Closings are effected, the Company and each of the Sellers shall pay all costs and expenses that such party incurs with respect to the negotiation, execution, delivery and performance of this Agreement and the transactions hereby contemplated. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

6.11 Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (a) three (3) business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (b) one (1) business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

(a) If to the Company, at the address set forth below the Company’s signature to this Agreement, or at such other address as may have been furnished in writing by the Company to the other parties hereto; or

(b) If to a Seller, at the address set forth below such Seller’s signature to this Agreement, or at such other address as may have been furnished in writing by the Seller to the other parties hereto.

(c) Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section 6.11.

(Signature Pages to Follow)

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:

HOMEAWAY, INC.

By:	/s/ Brian Sharples
Brian Sharples, Chief Executive Officer

Address:

1011 W. Fifth Street, Suite 300
Austin, TX 78703
Facsimile: (512) 684-1101
Email: bsharples@homeaway.com

Signature Page to Stock Repurchase Agreement

SELLERS:

AUSTIN VENTURES VIII, L.P.

By:	AV Partners VIII, L.P.,
Its General Partner

By:	/s/ Ken DeAngelis
Ken DeAngelis
General Partner

AUSTIN VENTURES X, L.P.

By:	AV Partners X, L.P.,
Its General Partner

By:	AV Partners X, L.L.C.
Its General Partner

By:	/s/ Ken DeAngelis
Ken DeAngelis
Member

Signature Page to Stock Repurchase Agreement

SELLERS:

TIGER GLOBAL PRIVATE INVESTMENT PARTNERS V, L.P.

By:	Tiger Global PIP Performance V, L.P.
Its:	General Partner

By:	Tiger Global PIP Management V, Ltd.
Its:	General Partner

By:	/s/ Steven Boyd

Name:	Steven Boyd
Title:	Counsel

TIGER GLOBAL, L.P.

By:	Tiger Global Performance, L.L.C.
Its:	General Partner

By:	/s/ Charles P. Coleman III

	Name:	Charles P. Coleman III
	Title:	Managing Member

TIGER GLOBAL II, L.P.

By: Tiger Global Performance, L.L.C., duly authorised
Its:	General Partner

By:	/s/ Charles P. Coleman III
	Name:	Charles P. Coleman III
	Title:	Managing Member

Signature Page to Stock Repurchase Agreement

SELLERS:

TIGER GLOBAL MASTER FUND, L.P.

By:	/s/ Charles P. Coleman III
	Name:	Charles P. Coleman III
	Title:	Managing Director

Signature Page to Stock Repurchase Agreement

SELLER:

/s/ Scott Shleifer
Scott Shleifer

Signature Page to Stock Repurchase Agreement

SELLER:

/s/ Feroz Dewan
Feroz Dewan

Signature Page to Stock Repurchase Agreement

SELLER:

/s/ Lee Fixel
Lee Fixel

Signature Page to Stock Repurchase Agreement

SELLER:

TCV VII, L.P.
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VII, L.P. a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VII, Ltd. a Cayman Islands exempted company

By:	/s/ Robert C. Bensky

Name:	Robert C. Bensky
Title:	Authorized Signatory

Signature Page to Stock Repurchase Agreement

SELLER:

TCV VII (A), L.P.
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VII, L.P. a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VII, Ltd. a Cayman Islands exempted company

By:	/s/ Robert C. Bensky

Name:	Robert C. Bensky
Title:	Authorized Signatory

Signature Page to Stock Repurchase Agreement

SELLER:

TCV MEMBER FUND, L.P.
a Cayman Islands exempted limited partnership, acting by its general partner

Technology Crossover Management VII, Ltd. a Cayman Islands exempted company

By:	/s/ Robert C. Bensky

Name:	Robert C. Bensky
Title:	Authorized Signatory

Technology Crossover Management VI, L.L.C. a Delaware limited liability company

By:	/s/ Robert C. Bensky

Name:	Robert C. Bensky
Title:	Attorney in Fact

Signature Page to Stock Repurchase Agreement

SELLER:

TCV VI, L.P.
A Delaware Limited Partnership

By:	Technology Crossover Management VI, L.L.C.
Its:	General Partner

By:	/s/ Robert C. Bensky

Name:	Robert C. Bensky
Title:	Attorney in Fact

Signature Page to Stock Repurchase Agreement

SELLERS:

REDPOINT VENTURES I, L.P., by its General Partner, Redpoint Ventures I, LLC

By:	/s/ Jeff Brody
Managing Director

REDPOINT ASSOCIATES I, LLC, by its manager

By:	/s/ Jeff Brody
Managing Director

REDPOINT VENTURES II, L.P., by its General Partner, Redpoint Ventures II, LLC

By:	/s/ Jeff Brody
Managing Director

REDPOINT ASSOCIATES II, LLC, as nominee

By:	/s/ Jeff Brody
Managing Director

REDPOINT TECHNOLOGY PARTNERS Q-1, L.P., by its General Partner, Redpoint Ventures I, LLC

By:	/s/ Jeff Brody
Managing Director

REDPOINT TECHNOLOGY PARTNERS A-1, L.P. by its General Partner, Redpoint Ventures I, LLC

By:	/s/ Jeff Brody
Managing Director

Signature Page to Stock Repurchase Agreement

SELLERS:

REDPOINT OMEGA, L.P. by its General Partner, Redpoint Omega, LLC

By:	/s/ Jeff Brody
Managing Director

REDPOINT OMEGA ASSOCIATES, LLC, as nominee

By:	/s/ Jeff Brody
Managing Director

Signature Page to Stock Repurchase Agreement

SELLER:

TRIDENT CAPITAL FUND-VI, L.P.
TRIDENT CAPITAL FUND-VI PRINCIPALS FUND, L.L.C.

Executed by the undersigned as an authorized signatory of the general partner of Trident Capital Fund-VI, L.P. and as a Managing Member of Trident Capital Fund-VI Principals Fund, L.L.C.

By:	/s/ John H. Moragne

Name:	John H. Moragne

Signature Page to Stock Repurchase Agreement

SELLER:

INSTITUTIONAL VENTURE PARTNERS XII, L.P.

By:	Institutional Venture Management XII, LLC
Its:	General Partner

By:	/s/ Melanie Chladek
Managing Director

Signature Page to Stock Repurchase Agreement

SELLERS:

FIND US FAITHFUL FOUNDATION

By:	/s/ David A. Clouse

Name:	David Clouse

Title:	President

JOSHUA 24:15 PARTNERSHIP, LTD.

By:	/s/ David A. Clouse

Name:	David Clouse

Title:	President

Signature Page to Stock Repurchase Agreement

SELLER:

MOOSE POND INVESTMENTS, LP

By:	/s/ Brian Sharples

Name:	Brian Sharples

Title:	Partner

Signature Page to Stock Repurchase Agreement

SELLERS:

THE CHLOE MARIE SHARPLES 1998 TRUST

By:	/s/ Briand H. Sharples
Brian H. Sharples, Trustee

THE EMMA JETTE SHARPLES 2002 TRUST

By:	/s/ Brian H. Sharples
Brian H. Sharples, Trustee

THE HAWKEN DRAKE SHARPLES 2009 TRUST

By:	/s/ Brian H. Sharples
Brian H. Sharples, Trustee

Signature Page to Stock Repurchase Agreement

SELLER:

/s/ Phil Siegel
Phil Siegel

Signature Page to Stock Repurchase Agreement

SELLER:

/s/ David Lack
David Lack

Signature Page to Stock Repurchase Agreement

SELLER:

/s/ Brett Shobe
Brett Shobe

Signature Page to Stock Repurchase Agreement

SELLER:

/s/ Carl G. Shepherd
Carl G. Shepherd

Signature Page to Stock Repurchase Agreement

SELLER:

/s/ Ross Buhrdorf
Ross Buhrdorf

Signature Page to Stock Repurchase Agreement

SELLER:

Entity Signature Block

ARH Family Partnership, Ltd.
(Entity Name)

By:	/s/ Lisa Harris

Name:	Lisa Harris

Title: Manager of ARH Management, LC and ARH Management, LC as General Partner of ARH Family Partnership, Ltd.

Address:

Fax:

E-mail:

Individual Signature Block:

Print Name:

Address:

Fax:

E-mail:

Signature Page to Stock Repurchase Agreement

SELLER:

Individual Signature Block:

/s/ Mary Song

Print Name:	Mary Song

Address:	32 Praise Lane

Glenville, NY 12302

Fax:

E-mail:	mary@propelmedia.com

Signature Page to Stock Repurchase Agreement

SELLER:

Individual Signature Block:

/s/ Joseph William Nicholson

Print Name:	Joseph William Nicholson

Address:	835 Stacy Road

Fairview, TX 75069

Fax:

E-mail:	bnicholson835@me.com

Signature Page to Stock Repurchase Agreement

SELLER:

Individual Signature Block:

/s/ Justin Halloran

Print Name:	Justin Halloran

Address:	4811 Palisade Dr.

Austin, TX 78731

Fax:

E-mail:	justin.halloran@gmail.com

Signature Page to Stock Repurchase Agreement

SELLER:

Individual Signature Block:

/s/ Kerstin Fuhrer

Print Name:	Kerstin Fuhrer

Address:	Friedrich-Naumann – Str. 39

34131 Kassel, Germany

Fax:

E-mail:	Kerstin_fuehrer@yahoo.de

Signature Page to Stock Repurchase Agreement

SELLER:

Individual Signature Block:

/s/ Jerome L. Galant

Print Name:	Jerome L. Galant

Address:	4444 Gloster Road

Dallas, TX 75220

Fax:

E-mail:	jerry.galant@gmail.com

Signature Page to Stock Repurchase Agreement

SELLER:

Individual Signature Block:

/s/ Carsten Moller-Fuhrer

Print Name:	Carsten Moller-Fuhrer

Address:	Friedrich-Naumann – Str. 39

34131 Kassel, Germany

Fax:

E-mail:	moeller_kassel@yahoo.com

Signature Page to Stock Repurchase Agreement

SELLER:

Entity Signature Block

Jan K. and Patricia A. Revocable Trust dated 4/13/93
(Entity Name)

By:	/s/ Jan K. Van Voorhis

Name:	Jan K. Van Voorhis

Title:	Trustee

Address:	7271 Rock Bridge Rd.

Grand Ledge, MI 48837

Fax:

E-mail:	janv@aol.com

Signature Page to Stock Repurchase Agreement

Exhibit A

Schedule of Sellers

Seller	Number of Series A Shares Repurchased	Purchase Price of Series A Shares Repurchased	Number of Series B Shares Repurchased	Purchase Price of Series B Shares Repurchased	Aggregate Repurchase Price

ARH Family Partnership Ltd	59,251	$118,863.44	70,266	$186,612.45	$305,475.89

Austin Ventures VIII, LP	1,296,888	$2,601,687.02	125,668	$333,749.08	$2,935,436.10

Austin Ventures X, L.P.	16,133	$32,364.42	1,030	$2,735.48	$35,099.90

Brett Shobe	2,844	$5,705.35	1,315	$3,492.38	$9,197.73

Brian Sharples (Chloe Marie Sharples Trust)	217	$435.33	13	$34.53	$469.86

Brian Sharples (Emma Jette Sharples Trust)	217	$435.33	13	$34.53	$469.86

Brian Sharples (Hawken Drake Sharples Trust)	217	$435.33	13	$34.53	$469.86

Carl Shepherd	12,835	$25,748.30	4,399	$11,682.87	$37,431.17

Carsten Moller-Fuhrer	51,921	$98,867.97	—	$0.00	$98,867.97

David Lack	5,487	$11,007.48	1,762	$4,679.52	$15,687.00

Feroz Dewan	35	$70.22	2	$5.32	$75.54

Find Us Faithful Foundation	43,216	$86,695.62	2,758	$7,324.70	$94,020.32

Institutional Venture Partners XII, L.P.	5,786	$11,607.30	369	$980.00	$12,587.30

Seller	Number of Series A Shares Repurchased	Purchase Price of Series A Shares Repurchased	Number of Series B Shares Repurchased	Purchase Price of Series B Shares Repurchased	Aggregate Repurchase Price

Jan K. Voorhis, Trustee of the Jan & Patricia Van Voorhis Revocable Trust dated 4/13/93	9,382	$18,821.24	—	$0.00	$18,821.24

Jerome L Galant	99	$198.61	444	$1,179.18	$1,377.79

Joseph William Nicholson	122	$244.75	8,765	$23,278.09	$23,522.84

Joshua 24:15 Partnership, Ltd.	640	$1,283.91	40	$106.24	$1,390.15

Justin Halloran	12,633	$25,343.07	7	$18.60	$25,361.67

Kerstin Fuhrer	51,921	$98,867.97	—	$0.00	$98,867.97

Lee Fixel	18	$36.11	1	$2.66	$38.77

Mary Song	1,563	$3,097.56	—	$0.00	$3,097.56

Moose Pond Investments, LP	31,275	$62,740.78	—	$0.00	$62,740.78

Philip Siegel	3,118	$6,255.02	2,189	$5,813.55	$12,068.57

Redpoint Associates I, LLC	7,489	$15,023.69	660	$1,752.83	$16,776.52

Redpoint Associates II, LLC	9,139	$18,333.75	912	$2,422.09	$20,755.84

Redpoint Omega Associates, LLC	347	$696.12	22	$58.43	$754.55

Redpoint Omega, L.P.	12,298	$24,671.02	785	$2,084.81	$26,755.83

Redpoint Technology Partners A-1, L.P.	7,270	$14,584.35	408	$1,083.57	$15,667.92

Seller	Number of Series A Shares Repurchased	Purchase Price of Series A Shares Repurchased	Number of Series B Shares Repurchased	Purchase Price of Series B Shares Repurchased	Aggregate Repurchase Price

Redpoint Technology Partners Q-1, L.P.	45,493	$91,263.51	2,557	$6,790.89	$98,054.40

Redpoint Ventures I, L.P.	292,089	$585,959.75	25,744	$68,370.92	$654,330.67

Redpoint Ventures II, L.P.	395,273	$792,957.17	39,464	$104,808.50	$897,765.67

Ross A Buhrdorf	118	$236.72	6,575	$17,461.89	$17,698.61

Scott Shleifer	7	$14.05	—	$0.00	$14.05

TCV Member Fund, L.P.	63	$126.39	3	$7.98	$134.37

TCV VI, L.P.	2,809	$5,635.14	179	$475.39	$6,110.53

TCV VII (A), L.P.	2,405	$4,824.68	153	$406.34	$5,231.02

TCV VII, L.P.	4,632	$9,292.26	295	$783.47	$10,075.73

Tiger Global II, L.P.	26	$52.16	1	$2.66	$54.82

Tiger Global Master Fund, L.P.	527	$1,057.22	33	$87.65	$1,144.87

Tiger Global Private Investment Partners V, L.P.	2,715	$5,446.57	173	$459.46	$5,906.03

Tiger Global, L.P.	692	$1,388.23	44	$116.86	$1,505.09

Trident Capital Fund-VI Principals Fund, L.L.C.	78	$156.48	4	$10.63	$167.11

Trident Capital Fund-VI, L.P.	2,033	$4,078.41	129	$342.60	$4,421.01

Seller	Number of Series A Shares Repurchased	Purchase Price of Series A Shares Repurchased	Number of Series B Shares Repurchased	Purchase Price of Series B Shares Repurchased	Aggregate Repurchase Price

Totals	2,391,321	$4,786,609.80	297,195	$789,290.68	$5,575,900.48